UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009 (September 3, 2009)

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 3.01 Failure to Satisfy a Continued Listing Rule

On September 10, 2009, NetSol Technologies, Inc. issued a press release announcing that on September 3, 2009,  it had received a notice from NASDAQ of failure to comply with a continued listing rule.  The letter arises out of purchases of restricted common stock made by employees and consultants, but excluding any officers or directors, of the Company, from April to July 2009.  The Company has remedied the non-compliance and currently stands in full compliance with NASDAQ listing rules.  The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1  News Release dated September 10, 2009.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: September 10, 2009	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: September 10, 2009	/s/ Boo-Ali Siddiqui
BOO-ALI SIDDIQUI
Chief Financial Officer